                                                                   Exhibit 10.2


                                                                 EXECUTION COPY


-------------------------------------------------------------------------------


                             EURO WARRANT AGREEMENT


                                     between



                           CARRIER1 INTERNATIONAL S.A.



                                       and



                            THE CHASE MANHATTAN BANK






                          Dated as of February 19, 1999



-------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                                                                       PAGE
ARTICLE I

            CERTAIN DEFINITIONS


ARTICLE II

            ISSUE OF WARRANTS

            Section 2.1.  FORM OF WARRANT CERTIFICATES...................................8
            Section 2.2.  RESTRICTIVE LEGENDS...........................................10
            Section 2.3.  EXECUTION AND DELIVERY OF WARRANT CERTIFICATES................13
            Section 2.4.  CERTIFICATED WARRANTS.........................................13


ARTICLE III

            EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS

            Section 3.1.  EXERCISE PRICE................................................14
            Section 3.2.  EXERCISE; RESTRICTIONS ON EXERCISE............................14
            Section 3.3.  METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE.................15
            Section 3.4.  REPURCHASE OFFERS.............................................16
            Section 3.5.  REDEMPTION PRIOR TO THE EXPIRATION DATE.......................20

ARTICLE IV

            ADJUSTMENTS

            Section 4.1.  ADJUSTMENTS...................................................20
            Section 4.2.  NOTICE OF ADJUSTMENT..........................................29
            Section 4.3.  STATEMENT ON WARRANTS.........................................29
            Section 4.4.  NOTICE OF CONSOLIDATION, MERGER, ETC..........................29
            Section 4.5.  FRACTIONAL INTERESTS..........................................30
            Section 4.6.  WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED......................30
            Section 4.7.  PAR VALUE; VALID ISSUANCE.....................................30
            Section 4.8.  INITIAL PUBLIC OFFERING.......................................31


ARTICLE V

            DECREASE IN EXERCISE PRICE


ARTICLE VI

            LOSS OR MUTILATION


ARTICLE VII

            RESERVATION AND AUTHORIZATION
            OF COMMON SHARES


ARTICLE VIII

            WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

            Section 8.1.  TRANSFER AND EXCHANGE.........................................33
            Section 8.2.  BOOK-ENTRY PROVISIONS FOR THE GLOBAL WARRANTS.................34
            Section 8.3.  SPECIAL TRANSFER PROVISIONS...................................35
            Section 8.4.  SURRENDER OF WARRANT CERTIFICATES.............................38

ARTICLE IX

            WARRANT HOLDERS

            Section 9.1.  WARRANT HOLDER DEEMED NOT A SHAREHOLDER.......................39
            Section 9.2.  RIGHT OF ACTION...............................................39

ARTICLE X

            REMEDIES

            Section 10.1.  DEFAULTS.....................................................39
            Section 10.2.  Omitted......................................................40
            Section 10.3.  REMEDIES; NO WAIVER..........................................40

ARTICLE XI

            THE WARRANT AGENT

            Section 11.1.   DUTIES AND LIABILITIES......................................40
            Section 11.2.   RIGHT TO CONSULT COUNSEL....................................41
            Section 11.3.   COMPENSATION; INDEMNIFICATION...............................41
            Section 11.4.   NO RESTRICTIONS ON ACTIONS..................................42
            Section 11.5.   DISCHARGE OR REMOVAL; REPLACEMENT WARRANT AGENT.............42
            Section 11.6.   SUCCESSOR WARRANT AGENT.....................................43

ARTICLE XII

            MISCELLANEOUS

            Section 12.1.   MONIES DEPOSITED WITH THE WARRANT AGENT.....................43
            Section 12.2.   PAYMENT OF TAXES............................................44
            Section 12.3.   NO MERGER, CONSOLIDATION OR SALE OF ASSETS OF THE COMPANY...44
            Section 12.4.   REPORTS TO HOLDERS..........................................44
            Section 12.5.   NOTICES; PAYMENT............................................45
            Section 12.6.   BINDING EFFECT..............................................46
            Section 12.7.   COUNTERPARTS................................................46
            Section 12.8.   AMENDMENTS..................................................47
            Section 12.9.   HEADINGS....................................................47
            Section 12.10.  COMMON SHARES LEGEND........................................47
            Section 12.11.  THIRD PARTY BENEFICIARIES...................................49
            Section 12.12.  TERMINATION.................................................49
            Section 12.13.  METHOD OF PAYMENT...........................................49
            Section 12.14.  AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF
                    IMMUNITIES; GOVERNING LAW...........................................49

EXHIBIT A           FORM OF WARRANT CERTIFICATE

EXHIBIT B-1         FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFERORS IN
                    CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

EXHIBIT B-2         FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEREES IN
                    CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

EXHIBIT C-1         FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFERORS IN
                    CONNECTION WITH TRANSFERS TO INSTITUTIONAL ACCREDITED
                    INVESTORS

EXHIBIT C-2         FORM OF CERTIFICATE TO BE DELIVERED BY TRANSFEREES IN
                    CONNECTION WITH TRANSFERS TO INSTITUTIONAL ACCREDITED
                    INVESTORS

APPENDIX A          LIST OF FINANCIAL EXPERTS

                             EURO WARRANT AGREEMENT

          EURO WARRANT AGREEMENT, dated as of February 19, 1999 (this "AGREEMENT"), between CARRIER1 INTERNATIONAL S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg (the "COMPANY"), and The Chase Manhattan Bank (the "WARRANT AGENT").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of a Placement Agreement dated February 12, 1999 (the "PLACEMENT AGREEMENT"), among the Company, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Warburg Dillon Read LLC and Bear, Stearns & Co. Inc., as placement agents (collectively, the "PLACEMENT AGENTS"), the Company has agreed to issue and sell to the Placement Agents (i) an aggregate of 85,000 warrants (each, a "WARRANT" and collectively, the "WARRANTS"), each Warrant initially entitling the holder thereof to purchase
7.53614 shares of Common Stock (as defined below) at a per share exercise price equal to the greater of $2.00 and the minimum par value required by Luxembourg law (excluding any Luxembourg capital duty which is payable by the Company), subject to adjustment, as part of 85,000 Units (the "EURO UNITS"), each Euro Unit consisting of one 13 1/4% Senior Euro Note due 2009 of the Company (each, a "EURO NOTE" and collectively, the "EURO NOTES") to be issued pursuant to the provisions of an Indenture, dated as of the date hereof, between the Company and The Chase Manhattan Bank (the "EURO NOTES INDENTURE"), and one Warrant and (ii) an aggregate of 160,000 warrants (each a "DOLLAR WARRANT") issued pursuant to the Dollar Warrant Agreement (as defined below), each Dollar Warrant initially entitling the holder thereof to purchase 6.71013 shares of Common Stock at a per share exercise price equal to the greater of $2.00 and the minimum par value required by Luxembourg law (excluding any Luxembourg capital duty which is payable by the Company), subject to adjustment, as part of 160,000 Units (the "DOLLAR UNITS"), each consisting of one 13 1/4% Senior Dollar Note due 2009 (a "DOLLAR NOTE") to be issued pursuant to the terms of an Indenture, dated as of the date hereof, between the Company and The Chase Manhattan Bank (the "DOLLAR NOTES INDENTURE"), and one Dollar Warrant;

          WHEREAS, the Euro Notes and the Warrants included in each Euro Unit will become separately transferable at the close of business upon the earliest to occur of (i) the date that is six months after the Closing Date (as defined below), (ii) the commencement of an exchange offer with respect to the Euro Notes undertaken pursuant to the Notes Registration Rights Agreement (as defined below), (iii) the effectiveness of a shelf registration statement with respect to resales of the Euro Notes and (iv) such date as determined by Morgan Stanley & Co. Incorporated in its sole discretion (the "SEPARATION DATE"); and

          WHEREAS, the Company desires to engage the Warrant Agent to act on the Company's behalf, and the Warrant Agent desires to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein, including, without limitation, for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders thereof (together with the holders of shares of Common Stock (or other securities) received upon exercise thereof, the "HOLDERS").

          NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein and in the Placement Agreement, the Company and the Warrant Agent hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

          "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent Members" has the meaning specified in Section 8.2 hereof.

          "Auditors" means, at any time, the independent auditors of the Company at such time.

          "Beneficial Investor" means industry experts or other individuals whose affiliation with the Company should, in the good faith judgment of the Board, provide the Company with a strategic advantage.

          "Board" means the board of directors of the Company from time to time.

          "Business Day" means a day except a Saturday, Sunday or other day on which commercial banks in The City of New York or in the city of the corporate trust office of the Warrant Agent, are authorized by law to close.

          "Cedel Bank" means Cedel Bank, societe anonyme, and any successor thereto.

          "Certificate for Surrender" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

          "Certificated Warrants" has the meaning specified in Section 2.1 hereof.

          "Closing Date" means the date hereof.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Depositary" means Chase Manhattan Bank London Branch or any of its successors acting in the capacity of common depositary for Euroclear and Cedel Bank.

          "Common Shares" means the shares of the Common Stock of the Company.

          "Common Stock" means the voting Common Stock, par value $2.00 per share of the Company, and any other capital stock of the Company into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for or in substitution of such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          "Company" means Carrier1 International S.A. and its successors under this Warrant Agreement.

          "Current Market Value" has the meaning specified in Section 4.1(f) hereof.

          "Default" has the meaning specified in Section 10.1 hereof.

          "Depositary" means with respect to the Global Warrants other than the Global DTC Warrants, Euroclear and Cedel Bank, and with respect to the Global DTC Warrants, The Depository Trust Company, its nominees and their respective successors.

          "Dollar Units" has the meaning provided in the recitals to this Agreement.

          "Dollar Notes" has the meaning provided in the recitals to this Agreement.

          "Dollar Notes Indenture" has the meaning provided in the recitals to this Agreement.

          "Dollar Warrant" has the meaning provided in the recitals to this Agreement.

          "Dollar Warrant Agreement" means the Warrant Agreement dated as of the Closing Date between the Company and The Chase Manhattan Bank, warrant agent, relating to the Dollar Warrants, as such agreement may be amended or modified from time to time.

          "Euro Note" has the meaning provided in the recitals to this Agreement.

          "Euro Notes Indenture" has the meaning provided in the recitals to this Agreement.

          "Euro Units" has the meaning provided in the recitals to this Agreement.

          "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear system and any successor thereto.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Exchange Offer" has the meaning specified in Section 12.4 hereof.

          "Exercise Price" has the meaning specified in Section 3.1 hereof.

          "Existing Equity Agreements" means the arrangements described in the Offering Memorandum, dated February 12, 1999 relating to the Dollar Units and the Euro Units, under the caption "Certain Relationships and Related Transactions -- Equity Investor Agreements -- Securities Purchase and Cancellation Agreement," "-- 1999 Share Option Plan" and "-- Securities Purchase Agreement" and in footnote (4) to the second table set forth under the caption "Principal Security Holders."

          "Expiration Date" means February 19, 2009.

          "Final Surrender Time" has the meaning specified in Section 3.4 hereof.

          "Financial Expert" means one of the Persons listed in Appendix A hereto.

          "Global Warrants" has the meaning specified in Section 2.1 hereof.

          "Global DTC Warrants" has the meaning specified in Section 2.1 hereof.

          "Holders" has the meaning specified in the recitals to this Agreement.

          "IAI Certificated Warrants" has the meaning provided in Section 2.1.

          "Independent Financial Expert" means a Financial Expert that does not (and whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or affiliates, which has not been for at least five years and, at the time that it is called upon to give independent financial advice to the Company, is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director or officer of the Company or any of its subsidiaries or affiliates. The Independent Financial Expert may be compensated and indemnified by the Company for opinions and services it provides as an Independent Financial Expert. No Financial Expert shall be deemed not to be an Independent Financial Expert solely by reason of its having made one or more valuations hereunder, or under the Dollar Warrant Agreement.


          "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D under the Securities Act.

          "LLC" means Carrier1 L.L.C. and its successors.

          "Management Investor" means any officer, director, employee or other member of the management of the Company or any of its Subsidiaries, or family members or relatives thereof, or trusts or partnerships for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives.

          "Non-U.S. Person" means a person who is not a U.S. person as defined in Rule 902 of Regulation S.

          "Notes Registration Rights Agreement" means the Registration Rights Agreement with respect to the Dollar Notes and the Euro Notes dated February 12, 1999 between the Company and the Placement Agents.

          "Notice Date" has the meaning specified in Section 3.4 hereof.

          "Officer" means, with respect to the Company, (i) any member of the Board of the Company, or the Chairman, the President, the Chief Executive Officer, any Vice President, the Chief Operating Officer or the Chief Financial Officer of the Company, any officer of a Restricted Subsidiary designated by the Board to act as such officer of the Company or any other person duly authorized and empowered by the Board to execute for and on behalf and in the name of the Company (any officer or other person described in this clause (i), a "Senior Officer") and (ii) the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or any officer of a Restricted Subsidiary designated by the Board to act as such officer of the Company.

          "Officers' Certificate" means a certificate signed by one Senior Officer and one other Officer or by two Senior Officers.

          "Offshore Certificated Warrants " has the meaning provided in Section 2.1.

          "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company or Carrier1 International GmbH.

          "Parent Entity" means any Person of which the Company is a direct or indirect subsidiary.

          "Person" means an individual, general partnership, limited partnership, corporation, trust, joint stock company, association, joint venture or any other entity or organization, whether or not legal entities, including, without limitation, a government or political subdivision or an agency or instrumentality thereof.

          "Placement Agreement" has the meaning specified in the recitals to this Agreement.

          "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Section 2.2(a), and, in the case of Warrants transferred pursuant to Regulation S prior to February 19, 2000,
Section 2.2(b).

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Reference Security" has the meaning specified in Section 4.1(l)(iv) hereof.

          "Registration" means the date of the commencement of an exchange offer for, or the effectiveness of a shelf registration statement with respect to, the Euro Notes.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Global Warrant" has the meaning specified in Section 2.1 hereof.

          "Relevant Value" means the value of the Warrants as set forth in the Value Report in accordance with Section 3.4(d) hereof.

          "Repurchase Event" means, and shall be deemed to occur on, any date when the Company (i) consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter purchasable upon exercise of the Warrants is not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter purchasable upon exercise of the Warrants is not registered under the Exchange Act; PROVIDED that in each case a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash.

          "Repurchase Notice" has the meaning specified in Section 3.4(a) hereof.

          "Repurchase Offer" means the Company's offer to repurchase the Warrants in accordance with Section 3.4 hereof.

          "Repurchase Price" means the amount of cash payable in respect of the Warrants surrendered pursuant to a Repurchase Offer determined in accordance with Section 3.4(d) hereof.

          "Restricted Certificated Warrants" has the meaning specified in
Section 2.1 hereof.

          "Restricted Global Warrant" has the meaning specified in Section 2.1 hereof.

          "Right" has the meaning specified in Section 4.1(c) hereof.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Separation Date" has the meaning specified in the recitals to this Agreement.

          "Subscription Form" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

          "Underlying Securities" shall mean the Common Shares (or other securities) purchasable upon exercise of the Warrants.

          "Units" has the meaning specified in the recitals to this Agreement.

          "Valuation Date" means the date five Business Days prior to the Notice Date.

          "Value Certificate" has the meaning specified in Section 3.4 hereof.

          "Value Report" has the meaning specified in Section 4.1(k) hereof.

          "Warrant" has the meaning specified in the recitals to this Agreement.

          "Warrant Agent" has the meaning specified in the preamble to this Agreement.

          "Warrant Certificates" has the meaning specified in Section 2.1 hereof.

          "Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement relating to the Warrants and the Dollar Warrants, dated February 12, 1999, between the Company and the Warrant Agent.

          "Warrant Registration Statement" has the meaning specified in Section 3 of the Warrant Registration Rights Agreement.

                                   ARTICLE II

                                ISSUE OF WARRANTS

          SECTION 2.1. FORM OF WARRANT CERTIFICATES. Certificates representing the Warrants (the "WARRANT CERTIFICATES") shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which such Warrant Certificates are countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed or any depositary, or to conform to custom or usage.

          Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (collectively, the "RESTRICTED GLOBAL WARRANTS") registered in the name of the nominee of the Depositary and deposited with the Common Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Restricted Global Warrants may from time to time be increased or decreased by adjustments made on the records of the Common Depositary, as provided in Section 2.4 and Section 8.3 hereof.

          Warrants offered and sold in offshore transactions in reliance on Regulation S (a) prior to February 19, 2000 shall be in the form of permanent certificated Warrants in registered form substantially in the form set forth in Exhibit A (the "OFFSHORE CERTIFICATED WARRANTS") and (b) following February 19, 2000, may be in the form of one or more global Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A (the "REGULATION S GLOBAL WARRANT" and, together with the Restricted Global Warrants, the "GLOBAL WARRANTS"), registered in the name of, the Depositary or its nominee, deposited with the Common Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the Regulation S Global Warrants may from time to time be increased or decreased by adjustments made on the records of the Common Depositary, in accordance with instructions given by the Holder thereof.

          Warrants transferred to Institutional Accredited Investors who are not QIBs shall be issued in registered form substantially in the form set forth in Exhibit A ("IAI CERTIFICATED WARRANTS").

          Warrants issued pursuant to Section 2.4 and Section 8.2(b) in exchange for interests in the Regulation S Global Warrant shall be issued in the form of Offshore Certificated Warrants.

          Warrants issued pursuant to Section 2.4 and Section 8.2(b) in exchange for interests in the Restricted Global Warrants shall be issued in the form of Warrant Certificates in registered form, substantially in the form set forth in Exhibit A (the "RESTRICTED CERTIFICATED WARRANTS" and, together with the Offshore Certificated Warrants and the IAI Certificated Warrants, the "CERTIFICATED WARRANTS").

          The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the Officer or Officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

          If a Holder of a Restricted Global Warrant notifies the Warrant Agent in writing, in accordance with Section 12.5, that a holder of a beneficial interest in such Warrant wishes to hold such interest through DTC, one or more global Warrants in registered form, substantially in the form set forth in Exhibit A (the "GLOBAL DTC WARRANTS") registered in the name of the nominee of the Depositary, deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Trustee shall be deposited with the Warrant Agent as custodian for the Depositary or its nominee and the Common Depositary shall reflect on its books and records the date and a decrease in the principal amount of the Restricted Global Warrant. The aggregate principal amount of the Global DTC Warrants may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" of Euroclear and "The General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to interests in the Regulation S Global Warrants that are held by Agent Members through Euroclear and Cedel Bank.

          SECTION 2.2. RESTRICTIVE LEGENDS. (a) The Warrant Certificates shall bear the following legend on the face thereof:

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE WARRANTS IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THESE WARRANTS EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THESE WARRANTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) TO A PERSON OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT THAT, FOR ANY TRANSFER PRIOR TO FEBRUARY 19, 2000, FURNISHES TO THE WARRANT AGENT, PRIOR TO SUCH TRANSFER, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THESE WARRANTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN

     EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THESE WARRANTS ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THESE WARRANTS WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THESE WARRANTS IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          (b) Each Warrant transferred pursuant to Regulation S prior to February 19, 2000 shall also bear the following legend on the face thereof:

     HEDGING TRANSACTIONS INVOLVING THESE WARRANTS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     THE COMMON SHARES PURCHASABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          (c) Each Global DTC Warrant shall also bear the following legend on the face thereof:

     UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE VIII OF THE WARRANT AGREEMENT.

          (d) Each Global Warrant (other than a Global DTC Warrant), shall also bear the following legend on the face thereof:

     THIS WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 8.3 OF THE WARRANT AGREEMENT, (2) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 8.2 OF THE WARRANT AGREEMENT, (3) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 8.4 AND (4) THIS GLOBAL NOTE MAY BE DELIVERED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

          (e) Each Warrant Certificate issued prior to the Separation Date shall bear the following legend on the face thereof:

     THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE 13 1/4% SENIOR EURO NOTE DUE 2009 OF THE COMPANY (THE "NOTES") AND ONE WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 7.53614 COMMON SHARES, PAR VALUE $2.00, OF THE COMPANY. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) AUGUST 19, 1999, (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER WITH RESPECT TO THE EURO NOTES, (iii) THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE EURO NOTES AND (vi) SUCH DATE AS DETERMINED BY MORGAN STANLEY & CO. INCORPORATED IN ITS SOLE DISCRETION. THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE EURO NOTES.

     THE TRANSFER RESTRICTIONS APPLICABLE TO THIS WARRANT ARE ALSO APPLICABLE TO THE UNIT OF WHICH THIS WARRANT IS A PART.

          SECTION 2.3. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates evidencing 85,000 Warrants, each Warrant to purchase initially
7.53614 Common Shares, may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the written direction of the Company signed by a Senior Officer to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 3.3, Article VI or Article VIII hereof.

          The Warrant Certificates shall be executed on behalf of the Company by one or more Senior Officers of the Company either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any Senior Officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such Senior Officer of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such Senior Officer of the Company.

          SECTION 2.4. CERTIFICATED WARRANTS. Beneficial owners of interests in Global Warrants shall receive Certificated Warrants (which, except as set forth in Section 8.3(d), shall bear the Private Placement Legend) in accordance with the procedures of the Warrant Agent and the Depositary, as and when permitted by Article VIII hereof. In connection with the execution and delivery of such Certificated Warrants, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Global Warrant equal to the number of such Certificated Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver to said beneficial owners one or more Certificated Warrants in an equal aggregate number.


                                   ARTICLE III

               EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS

          SECTION 3.1. EXERCISE PRICE. Each Warrant Certificate shall, when countersigned by the Warrant Agent, initially entitle the Holder thereof, subject to the provisions of this Agreement, to purchase the number of Common Shares indicated thereon at a per share purchase price (the "EXERCISE PRICE") equal to the greater of $2.00 and the minimum par value required by Luxembourg law (excluding any Luxembourg capital duty which is payable by the Company), subject to adjustment as provided in Section 4.1 and Article V hereof.

          SECTION 3.2. EXERCISE; RESTRICTIONS ON EXERCISE. At any time after one year after the Closing Date and on or before the Expiration Date (unless redeemed pursuant to Section 3.5), any outstanding Warrants may be exercised on any Business Day; PROVIDED that the Warrants will become exercisable in connection with the initial public offering of equity securities of the Company, effective upon the consummation of such offering (or, in the case of any Warrants as to which the Holders thereof have exercised piggyback registration rights for such offering pursuant to Section 2 of the Warrants Registration Rights Agreement, effective at such earlier time as may be necessary to permit such exercise of such rights), and PROVIDED FURTHER that the Warrant Registration Statement is, at the time of exercise, effective and available for the exercise of the Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, as reasonably determined by the Company, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which the various Holders reside. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate. Additionally, pursuant to Section 4.1(j)(ii) hereof, the Warrants shall expire and all rights of the Holders of such Warrants shall terminate in the event the Company merges or consolidates with or sells all or substantially all of its property and assets to a Person (other than an Affiliate of the Company) if the consideration payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of the Company.

          SECTION 3.3. METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office address set forth in Section 12.5 hereof, with the Subscription Form set forth on the reverse of the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each Common Share (or other securities) purchasable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company and shall be made to the Warrant Agent at its corporate trust office address set forth in Section 12.5 hereof prior to the close of business on the date the Warrant Certificate is surrendered to the Warrant Agent for exercise. All payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company. The Warrant Agent shall transmit the entire amount that it has received, without any deduction of any deduction of any wire, cable, service or other charges.

          In connection with any exercise of Warrants represented by the Regulation S Global Warrants or Offshore Certificated Warrants, the Holder thereof shall be required to provide written certification to the Warrant Agent that (i)(x) it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person or (y) a written opinion of counsel to the effect that the Warrant and the Common Stock issuable upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder and (ii) if an opinion of counsel is not being furnished, that the Holder exercising the Warrant is located outside the United States at the time of exercise thereof.

          If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; PROVIDED that such Holder (x) shall be responsible for the payment of any transfer taxes required as a result of any change in ownership of such Warrants and (y) must comply with Article VIII, and any other provision of this Agreement relating to transfer, with respect to any such requested registration or delivery involving such a change in ownership. Upon the exercise of any Warrants following the surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to transfer promptly to the Holder or, upon the written order of the Holder of such Warrant Certificate, appropriate evidence of ownership of any Common Shares or other security or property to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership to the Person or Persons entitled to receive the same and fractional shares, if any, or an amount in cash, in lieu of any fractional shares, as provided in Section 4.5 hereof; PROVIDED that the Holder of such Warrant (x) shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such Common Shares other than to the Holder of such Warrants and (y) must comply with Article VIII, and any other provision of this Agreement relating to transfer, with respect to any such requested registration or delivery involving such a change in ownership.

          Upon the exercise of a Warrant or Warrants, the Company shall as promptly as practicable but not later than 14 Business Days after such exercise enter, or cause any transfer agent of the Common Shares to enter, the name of the person entitled to receive the Common Shares upon exercise of such Warrants into the Company's register of shareholders. Thereupon, the Company or the applicable transfer agent shall issue certificates (bearing the legend set forth in Section 12.10 hereof, if applicable, unless a registration statement with the Commission relating to such Common Shares shall then be in effect or the Company and the Holder exercising such Warrants otherwise agree) for the necessary number of Common Shares to which said Holder is entitled and deliver such certificate to the Warrant Agent who in turn will deliver it to the Person entitled to receive the Common Shares.

          A Warrant shall be deemed by the Company to be exercised immediately prior to the close of business on the date of surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes under this Agreement, the Person entitled to receive any Common Shares upon such exercise shall receive the Common Shares such person would have been entitled to had it been the registered holder on such date, except for purposes of transferring the Common Shares or voting in a general shareholders' meeting, such Person shall, in its relation with the Company, be deemed to be the holder thereof only when such Common Shares are entered in the register of shareholders in the name of such person; PROVIDED, HOWEVER, that, with respect to Warrants which have been exercised but for which the corresponding Warrant Shares have not been recorded in the register of shareholders, the provisions of
Article IV shall continue to apply as if the number of Warrants held prior to exercise remained outstanding on the date of any action or event of the type giving rise to an adjustment under Article IV.

          SECTION 3.4. REPURCHASE OFFERS. (a) NOTICE OF REPURCHASE EVENT. Within five Business Days following the occurrence of a Repurchase Event, the Company shall give notice (a "REPURCHASE NOTICE") to the Holders of the Warrants and the Warrant Agent that such event has occurred.

          (b) REPURCHASE OFFERS GENERALLY. Following the occurrence of a Repurchase Event, the Company shall make (or shall cause an Affiliate to make) an offer to repurchase for cash all outstanding Warrants pursuant to the provisions of this Section 3.4 (a "REPURCHASE OFFER"). The Company shall give notice of a Repurchase Offer in accordance with Section 3.4(f) hereof. Each date on which the Company gives any such notice is referred to as the "NOTICE DATE." The Repurchase Offer shall commence on the Notice Date for such Repurchase Offer and shall expire at 5:00 p.m., New York City time, on a date determined by the Company (the "FINAL SURRENDER TIME") that is at least 30 but not more than 60 days after the Notice Date. Once a Repurchase Event has occurred, there is no limit on the number of Repurchase Offers that the Company may make.

          (c) REPURCHASE OFFERS. (i) In any Repurchase Offer, the Company (or such affiliate) shall offer to purchase for cash at the Repurchase Price all Warrants outstanding on the Notice Date for such Repurchase Offer that are properly tendered to the Warrant Agent on or prior to the Final Surrender Time for such Repurchase Offer.

          (ii) Each Holder may, but shall not be obligated to, accept such Repurchase Offer by tendering to the Warrant Agent, on or prior to the Final Surrender Time for such Repurchase Offer, the Warrant Certificates evidencing the Warrants such Holder desires to have repurchased in such offer, together with a completed Certificate for Surrender in substantially the form attached to the Warrant Certificate. A Holder may withdraw all or a portion of the Warrants tendered to the Warrant Agent at any time prior to the Final Surrender Time for such Repurchase Offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which shall not be tendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; PROVIDED that (x) the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants and (y) must comply with
Article VIII, and any other provision of this Agreement relating to transfer, with respect to any such requested registration or delivery involving such a change in ownership.

          (d) REPURCHASE PRICE. (i) The purchase price (the "REPURCHASE PRICE") for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall be equal to the value (the "RELEVANT VALUE") on the Valuation Date of the Common Shares issuable, and other securities or property which would have been delivered, upon exercise of Warrants had the Warrants then been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price in effect on the Notice Date for such Repurchase Offer.

          (ii) The Relevant Value of the Common Shares and other securities or property purchasable upon exercise of all the Warrants, on any Valuation Date shall be:

          (1) (A) If the Common Shares (or other securities) are registered under the Exchange Act, deemed to be the average of the closing sales prices (on the stock exchange that is the primary trading market for the Common Shares (or other securities)) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, (B) if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (A) and (B), as certified to the Warrant Agent by an Officer with general responsibility for financial matters (the "VALUE CERTIFICATE"). The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Relevant Value shall be determined as if the Common Shares (or other securities) were not registered under the Exchange Act; or

          (2) If the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (1) above, deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in accordance with Section 3.4(e) hereof, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act or the fact that the Common Shares and other securities or property purchasable upon exercise of the Warrants represent a minority interest in the Company. The Company shall use its best efforts (including by selecting another Independent Financial Expert) to cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 90 days of the appointment of the Independent Financial Expert in accordance with Section 3.4(e) hereof, a value report (the "VALUE REPORT") stating the Relevant Value of the Common Shares and other securities or property, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the methodologies upon which the determination of Relevant Value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Relevant Value in accordance with the provisions of this Section 3.4(d) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed Relevant Value prior to delivery to the Company of any Value Report of the Independent Financial Expert.

          (e) SELECTION OF INDEPENDENT FINANCIAL EXPERT. If clause (d)(ii)(2) is applicable, the Board of the Company shall select an Independent Financial Expert not more than five Business Days following a Repurchase Event. Within two days after the selection of any Independent Financial Expert, the Company shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert.

          (f) NOTICE OF REPURCHASE OFFER. Each notice of a Repurchase Offer (an "OFFER NOTICE") given by the Company pursuant to Section 3.4(b)(i) shall be given by the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent, shall be given simultaneously with the Repurchase Notice (or, in the event that the Relevant Value of the Common Shares or other securities or property purchasable upon exercise of all the Warrants cannot be determined pursuant to Section 3.4(d)(ii)(1), then such Offer Notice shall be given within five Business Days after the Company receives the Value Report with respect to such offer), but in no event later than 60 days following the Repurchase Event, and shall specify (A) the Final Surrender Time for such Repurchase Offer, (B) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by the Company, (C) the Repurchase Price at which the Warrants will be repurchased by the Company, (D) if applicable, the name of the Independent Financial Expert whose valuation of the Common Shares and other securities or property was utilized in connection with determining such Repurchase Price and
(E) that payment of the Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for Repurchase Offer in substantially the form attached to the Warrant Certificate and a copy of the Value Report, if any.

          (g) PAYMENT FOR WARRANTS. Upon surrender for repurchase of any Warrants in conformity with the provisions of this Section 3.4, the Warrant Agent shall thereupon promptly notify the Company and any purchasing affiliate of such surrender. On or before the Final Surrender Time for any Repurchase Offer, the Company (or such affiliate) shall deposit with the Warrant Agent funds sufficient to make payment for the Warrants tendered to the Warrant Agent and not withdrawn. After receipt of such deposit from the Company (or such affiliate), the Warrant Agent shall make payment, by delivering a check in such amount as is appropriate, to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder.

          (h) COMPLIANCE WITH LAWS. Notwithstanding anything contained in this
Section 3.4, if the Company is required to comply with laws or regulations in connection with making any Repurchase Offer, such laws or regulations shall govern the making of such Repurchase Offer.

          SECTION 3.5. REDEMPTION PRIOR TO THE EXPIRATION DATE. At any time within ten days of the Expiration Date, the Company may redeem (or cause an Affiliate of the Company to repurchase) all unexercised Warrants at a redemption or repurchase price of $0.01 per share. Upon payment of such amount, such unexercised Warrants shall be deemed to become the property of the Company or such Affiliate, as the case may be, and may thereafter be exercised by the Company or such Affiliate as the case may be. At its option, the Company or such Affiliate may extend the Expiration Date of any Warrants so purchased.


                                   ARTICLE IV

                                   ADJUSTMENTS

          SECTION 4.1. ADJUSTMENTS. The Exercise Price and the number of Common Shares purchasable upon exercise of each Warrant shall be subject to adjustment from time to time as follows (subject in each case to Section 4.1(l) hereof):

          (a) DIVISIONS; CONSOLIDATIONS; RECLASSIFICATIONS. In case the Company shall, on or before the Expiration Date, (i) issue any Common Shares in payment of a dividend or other distribution with respect to its Common Shares, (ii) subdivide its issued and outstanding Common Shares, (iii) consolidate its issued and outstanding Common Shares into a smaller number of shares, or (iv) reclassify or convert the Common Shares (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(j)), then the number of Common Shares purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Common Shares which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) RIGHTS; OPTIONS; WARRANTS. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than an issuance of convertible or exchangeable securities subject to Section 4.1(a)) to all holders of its Common Shares, entitling them to subscribe for or purchase Common Shares at a price per share which is lower (at the record date for such issuance) than the then Current Market Value per Common Share, then the Company shall ensure that at the time of such issuance, the same or a like offer or invitation is made to the Holders of the Warrants as if their Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 4.1(a) for a prior event) on which such Warrants could have been exercised on such date; PROVIDED that if the Board so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holders of the Warrants, but the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional Common Shares which may be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (y) the number of shares which the total consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Current Market Value per Common Share.

          Except as otherwise provided above, such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

          (c) ISSUANCE OF COMMON SHARES AT LOWER VALUES. In case the Company shall sell and issue any Common Share or Right (as defined below) (excluding (i) any Right issued in any of the transactions described in Section 4.1(a) or (b) above, (ii) Common Shares issued pursuant to (x) the Warrants or any Rights outstanding on the date of this Agreement or any Right issued in any transaction described in Section 4.1(a) or (b) above and (y) a Right, if on the date such Right was issued, the exercise, conversion or exchange price per Common Share with respect thereto was at least equal to the then Current Market Value per Common Share and (iii) any Common Shares or Right issued as consideration (A) when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company or (B) in good faith in connection with any other business collaboration, in each case under this clause (iii) in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company) at a price per Common Share (determined in the case of any such Right, by dividing (x) the total consideration receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of Common Shares covered by such Right) that is lower than the Current Market Value per Common Share in effect immediately prior to such sale or issuance, then the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such sale or issuance and the denominator of which shall be the number of Common Shares outstanding immediately prior to such sale or issuance plus the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per Common Share. For purposes of the calculation provided for in this Section 4.1(c), the Common Shares which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance of such Right and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Shares covered thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of this Section 4.1(c), the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "RIGHT" shall mean any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more Common Shares, excluding the Warrants.

          (d) DISTRIBUTIONS OF DEBT, ASSETS, SUBSCRIPTION RIGHTS OR CONVERTIBLE SECURITIES. In case the Company shall make a distribution to all holders of its Common Shares of evidences of its indebtedness, or assets, or other distributions (excluding any issuance of Common Shares referred to in Section 4.1(a) above and excluding distributions in connection with the dissolution, liquidation or winding-up of the Company which shall be governed by Section 4.1(j) and distributions of securities referred to in Section 4.1(a), Section 4.1(b) or Section 4.1(c)), then, in each case, the number of Common Shares purchasable after the record date for such distribution upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per Common Share immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board) of the evidences of its indebtedness, or assets or other distributions so distributed attributable to one Common Share; PROVIDED, HOWEVER, that in lieu of making the foregoing adjustment the Company may make the same or a like distribution to the Holders of the Warrants as if their Warrants had been exercised on the day immediately preceding the record date of such distribution on the terms (subject to any adjustment pursuant to Section 4.1(a) for a prior event) on which such Warrants could have been exercised on such date.

          Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

          (e) EXPIRATION OF RIGHTS, OPTIONS AND CONVERSION PRIVILEGES. Upon the expiration of any rights, options, warrants or conversion or exchange privileges (including, without limitation, any Rights) that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, exchanged or converted, the Exercise Price and the number of Common Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise, exchange or conversion of such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) and (ii) such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise, exchange or conversion plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) whether or not exercised.

          (f) CURRENT MARKET VALUE. For the purposes of any computation under this Article IV, the "CURRENT MARKET VALUE" per Common Share or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

          (i) if the security is not registered under the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or (2) if no such determination shall have been made within such six-month period or if the Company so chooses, determined as of such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k); (PROVIDED that no Financial Expert shall be deemed not to be an Independent Financial Expert solely by reason of having made one or more such valuations), or

          (ii) if the security is registered under the Exchange Act, the average of the closing sales prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

          (g) CONSIDERATION RECEIVED. For purposes of any computation respecting consideration received pursuant to this Section 4.1, the following shall apply:

          (i) in the case of the issuance of Common Shares for cash, the consideration shall be the amount of such cash;

          (ii) in the case of the issuance of Common Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a board resolution which shall be provided as soon as practicable thereafter to the Warrant Agent; and

          (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for Common Shares (including, without limitation, any Rights), the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such rights, options, warrants or securities convertible into or exchangeable for Common Shares, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 4.1(g));

PROVIDED that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith.

          (h) DE MINIMIS ADJUSTMENTS. No adjustment in the number of Common Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares purchasable upon the exercise of each Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

          (i) ADJUSTMENT OF EXERCISE PRICE. (i) Whenever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Common Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Common Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Common Shares so purchasable immediately thereafter.

          (ii) Following any adjustment to the Exercise Price pursuant to this
     Article IV, the Adjusted Exercise Price shall never be less than an amount (such amount per Common Share, the "Minimum Price") equal to the greater of the par value per Common Share and the minimum par value required by Luxembourg law at the time of such adjustment, except to the extent permitted by applicable law. "Adjusted Exercise Price" means the Exercise Price payable per Common Share, when adjusted pursuant to this Article IV.

          (iii) If, following any adjustment to the Exercise Price pursuant to this Article IV, the Minimum Price is payable at the time of exercise by Holders, and but for the provisions of the preceding clause (ii), the Adjusted Exercise Price would (except to the extent permitted by applicable law) equal an amount that is less than the Minimum Price at the time of such adjustment (such lesser amount, the "Sub-Par Price"), the Company will take such action that the Board of Directors may in good faith determine is fair and appropriate to protect the rights of the Holders against dilution or other impairment as contemplated by this Article IV; PROVIDED, HOWEVER, that no such action shall cause the aggregate amount payable per Warrant, after giving effect to this clause (iii) (and taking into account any payments to be received hereunder) to be greater than the aggregate amount payable per Warrant which would have been payable but for the preceding clause (ii). Such action may include, without limitation:

               (A) payment to the Holder of each Warrant of liquidated damages per Common Share purchasable upon Exercise equal to the Minimum Price less the Sub-Par Price; or

               (B) reduction, if permitted by applicable law, of the par value per Common Share.

          Any such payment shall be made or any other such action shall be consummated not later than the earlier of (a) 180 days following the consummation of the transaction giving rise to such adjustment and (b) with respect to each Warrant, on the date such Warrant is exercised. If such transaction is annulled, rescinded, revoked, or reversed or otherwise canceled, or any subsequent adjustment is made pursuant to this Article IV such that the adjusted Exercise Price is greater than or equal to the Minimum Price (without applying the preceding clause (ii) to that or any preceding adjustment pursuant to this Article IV), then (x) in the case of such a payment, if such payment has not yet been made to a Holder by the Company (or by any agent of the Company, including for this purpose the Warrant Agent), such payment may be annulled, rescinded, revoked or otherwise canceled and any deposit made in respect thereof returned to the Company and (y) in the case of any such other action, such other action may be annulled, rescinded, revoked, reversed or otherwise canceled.

          (iv) If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this
     Article IV.

          (v) Such adjustment shall be made successively whenever any event listed above shall occur.

          (j) CONSOLIDATION, MERGER, ETC. (i) Subject to the provisions of Subsection (ii) below of this Section 4.1(j), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Shares if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

          (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive payments or distributions as of the date of such event on an equal basis with, and on the same day as, holders of Common Shares (or other securities purchasable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less an amount equal to the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. If the Company has made a Repurchase Offer that has not expired at the time of such transaction, the holders of the Warrants will be entitled to receive the higher of (i) the amount payable to the holders of the Warrants described above and (ii) the Repurchase Price payable to the holders of the Warrants pursuant to such Repurchase Offer. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person or, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds or other consideration, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

          (k) If required pursuant to Section 4.1(f)(i), the Current Market Value shall be deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in its sole discretion, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 90 days of the appointment of the Independent Financial Expert, a value report (the "VALUE REPORT") stating the value of the Common Shares and other securities or property, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 4.1(k) shall be conclusive on all Persons. The

Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed value prior to delivery to the Company of any Value Report.

          (l) WHEN NO ADJUSTMENT REQUIRED. Without limiting any other exception contained in this Section 4.1, and in addition thereto, no adjustment need be made for:

          (i) grants or exercises of Rights granted, directly or indirectly (including but not limited to through the LLC or any subsidiary of the Company), to or for the benefit of Management Investors or Beneficial Investors or Common Shares issued or granted, directly or indirectly (including but not limited to through the LLC or any Subsidiary of the Company), to or for the benefit of Management Investors or Beneficial Investors, whether or not upon the exercise, exchange or conversion of any such Rights (to the extent that (I) all such securities (other than securities described in clause (ii) and (vi)) directly or indirectly issued or granted to Management Investors and Beneficial Investors do not have an aggregate value in excess of 15% and (II) all such securities, directly or indirectly, issued or granted to Beneficial Investors do not exceed 2%, in either case of the Common Shares of the Company on a fully diluted basis, as determined in good faith by the Board);

          (ii) options, warrants or other agreements or rights to purchase capital stock of the Company entered into prior to the date of the issuance of the Warrants;

          (iii) rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends or interest;

          (iv) a decrease in the par value of the Common Shares (including a change from par value to no par value);

          (v) a transaction referred to in this Section 4.1 if Holders representing a majority of the aggregate Common Shares purchasable upon exercise of the Warrants at such time agree to participate in any such transaction on the same basis on which holders of Common Shares participate in such transaction; and

          (vi) Common Shares or Rights issued or granted in connection with the Existing Equity Agreements (including any Common Shares acquired by the LLC with the proceeds of any issuance of LLC interests to Management Investors).

          (vii) bona fide public offerings or private placements in compliance with Section 4(2) of the Securities Act (including transactions pursuant to Rule 144A thereunder), Regulation D or Regulation S under the Securities Act (or any successor rule or exemption in effect from time to time), involving at least one investment bank of national reputation, if (i) in the case of any security trading on any national securities exchange or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "REFERENCE SECURITY"), such security (or the Reference Security as applicable) is sold to investors at a price at least equal to the closing sale, bid or ask price (whichever is customary) of such security (or the Reference Security as applicable) on the date of the public offering or private placement, or (ii) either (x) the security or Reference Security is issued as part of a public offering or a private placement of debt securities or (y) any security is issued as part of a bona fide private placement or public offering, in each case on a firm commitment basis; PROVIDED that any such private placement, directly or indirectly, is to 10 or more beneficial holders.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          SECTION 4.2. NOTICE OF ADJUSTMENT. Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall cause, so far as it is able, the Warrant Agent promptly to mail, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of the Auditors setting forth the number of Common Shares purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment except in the case of manifest error. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Common Shares purchasable on exercise of the Warrants or any of the other adjustments set forth in Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Common Shares which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares or share certificates upon the exercise of any Warrant.

          SECTION 4.3. STATEMENT ON WARRANTS. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially purchasable pursuant to this Agreement.

          SECTION 4.4. NOTICE OF CONSOLIDATION, MERGER, ETC. In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of Common Shares receive no consideration in respect of their shares) or
(ii) any other transaction contemplated by Section 4.1(j)(ii) above, then, in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and shall cause the Warrant Agent to mail, at Company's expense, to each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Common Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Shares or other securities or property purchasable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

          SECTION 4.5. FRACTIONAL INTERESTS. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Common Shares which shall be purchasable upon such exercise thereof shall be computed on the basis of the aggregate number of Common Shares purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional Common Shares upon the exercise of Warrants. If any fraction of a Common Share would, except for the provisions of this Section 4.5, be purchasable on the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash calculated by it to be equal to the then Current Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.

          SECTION 4.6. WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this Article IV shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Common Shares and other shares in the capital of the Company, if any, purchasable upon such exercise over and above the Common Shares and other shares in the capital of the Company, if any, purchasable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; PROVIDED, HOWEVER, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Shares, other shares and cash upon the occurrence of the event requiring such adjustment.

          Section 4.7. PAR VALUE; VALID ISSUANCE. The Company will not increase the par value of the Common Shares above the Exercise Price (as adjusted hereunder from time to time), except to the extent required by applicable law. The Company will take all such corporate action, to the extent permitted by applicable law (including, without limitation, reducing the par value thereof), as may be necessary or appropriate in order that the Company may validly and legally issue stock upon the exercise of Warrants.

          Section 4.8. INITIAL PUBLIC OFFERING. Notwithstanding anything to the contrary herein contained, if the Company conducts an initial public offering of equity securities (other than the Common Shares and non-particpatory, nonconvertible preferred shares and Excepted Shares) or a Parent Entity or a subsidiary of the Company conducts an initial public offering of equity securities (other than non-participatory, nonconvertible preferred shares and Excepted Shares), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities and such Common Shares or such other securities that have been received by the Holders upon the exercise of Warrants into such equity securities. Such conversion opportunity will be on terms and conditions determined to be fair and reasonable by the Company's Board. "Excepted Shares" means securities issued in connection with an a business combination that could be registered on Form S-4 or F-4 under the Securities Act (or any equivalent successor form).


                                    ARTICLE V

                           DECREASE IN EXERCISE PRICE

          The Board, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants and/or increase the number of shares issuable upon the exercise of the Warrants to the extent permitted by Luxembourg law.


                                   ARTICLE VI

                               LOSS OR MUTILATION

          Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or bond satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, the

Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.


                                   ARTICLE VII

                          RESERVATION AND AUTHORIZATION
                                OF COMMON SHARES

          The Company shall, subject to the following paragraph, at all times reserve and keep available such number of its authorized but unissued Common Shares deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Common Shares to be delivered to the Warrant Agent upon its request for delivery thereof upon the exercise of the Warrants. The Company covenants that all Common Shares that may be issued upon the exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable, free of pre-emptive rights and free from all taxes, liens, charges and security interests created by or through the Company.

          The shareholders of the Company may be required to reauthorize and reserve the Common Stock purchasable upon exercise of all outstanding Warrants. To the extent such reauthorization or reservation is required by applicable law, the Company hereby agrees (to the extent permitted by applicable law) take any and all actions required, and Carrier One, L.L.C. will (to the extent permitted by applicable law) to vote any shares of the Company's Common Stock held by it, to reauthorize and reserve the Common Stock for issuance upon exercise of the Warrants at least 31 days prior to the date such reauthorization would be required under Luxembourg law (a "Reauthorization Date"). In connection with any transfer by Carrier One, L.L.C. of the Company's Common Stock held by it (other than to any Management Investor or pursuant to any public offering), Carrier One, L.L.C. agrees to cause the transferee of such shares of Common Stock to be bound by this paragraph. The Company will notify each Holder of Warrants, on the date that is 30 days prior to any Reauthorization Date, if the Common Stock has not been so reauthorized and reserved by such date.

                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

          Section 8.1. TRANSFER AND EXCHANGE. The Warrant Certificates shall be issued in registered form only. The Warrant Agent shall keep a register for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided and other appropriate data as determined by the Warrant Agent at the office of the Common Depositary (in the case of all Warrants other than the Global DTC Warrants) or the Warrant Agent (in the case of the Global DTC Notes). The Company shall, upon reasonable notice to the Warrant Agent, have access to such register during the Warrant Agent's or the Common Depositary's regular business hours, as applicable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

          The Warrants shall initially be issued as part of the issuance of the Euro Units. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Euro Notes issued as part of such Euro Units.

          A Holder may transfer its Warrants only by written application to the Warrant Agent and the Common Depositary stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, the Common Depositary and any agent of the Company may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Owners of a beneficial interest in a Global Warrant will not be entitled to have Warrants registered in their names, and will not receive or be entitled to receive Certificated Warrants except pursuant to Section 2.4. Furthermore, any holder of a Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book-entry. When Warrant Certificates are presented to the Common Depositary with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Common Depositary shall register such transfer or make such exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Agent's or the Common Depositary's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

          SECTION 8.2. BOOK-ENTRY PROVISIONS FOR THE GLOBAL WARRANTS. (a) The Global Warrants initially shall (i) be registered in the name of the Depositary for such Global Warrant or the nominee of such Depositary, (ii) be delivered to the Warrant Agent (acting through its London branch) as Common Depositary and
(iii) bear legends as set forth in Section 2.2 hereof.

          Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Agreement with respect to the Global Warrants held on their behalf by the Depositary or the Warrant Agent (acting through its London branch) as Common Depositary , and the Common Depositary or other Depositary (in the case of the Global DTC Warrants) may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant or Global DTC Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Warrants.

          (b) Transfers of a Global Warrant shall be limited to transfers of such Global Warrant in whole, but not in part, to the Depositary, its successors or their respective nominees or transfers between the Depositary for the Global DTC Warrants and the Depositary for the other Global Warrants. Interests of beneficial owners in the Global Warrants may be transferred in accordance with the rules and procedures of each Depositary and the provisions of Section 8.3 hereof. Certificated Warrants shall be transferred to beneficial owners in exchange for their beneficial interests in the relevant Global Warrant, (i) if the Depositary, with respect to such Global Warrant, notifies the Company that it is unwilling or unable to continue as Depositary for such Global Warrant and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) if there is a Default.

          (c) In connection with the transfer of the entire Restricted Global Warrant or Regulation S Global Warrant to beneficial owners pursuant to paragraph (b) of this Section 8.2, the Global Warrants shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Warrants, Certificated Warrants of authorized denominations representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrants.

          (d) Any Certificated Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (b) or (c) of this Section shall, except as otherwise provided by paragraph (d) of Section 8.3 hereof bear the legend regarding transfer restrictions applicable to the Certificated Warrant set forth in Section 2.2.

          (e) The registered holder of a Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

          (f) Any beneficial interest in one of the Global Warrants that is transferred to a person who takes delivery in the form of an interest in any other Global Warrant will, upon transfer, cease to be an interest in such Global Warrant and become an interest in such other Global Warrant and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.

          SECTION 8.3. SPECIAL TRANSFER PROVISIONS. The following provisions shall apply:

          (a) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB:

          (i) If the Warrants to be transferred are represented by IAI Certificated Warrants, the Common Depositary shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the Global Warrants or the Global DTC Warrants, the transfer of such interest may be effected only through the book entry system maintained by either or both Depositaries.

          (ii) If the proposed transferee is an Agent Member, and the Warrants to be transferred are represented by IAI Certificated Warrants, upon receipt by the Warrant

     Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Common Depositary's procedures, the Common Depositary shall reflect on its books and records the date and an increase in the amount of Warrants represented by the Restricted Global Warrants or Global DTC Warrants in an amount equal to the amount of Warrants represented by the IAI Certificated Warrants to be transferred, and the Common Depositary shall cancel the IAI Certificated Warrants.

          (b) TRANSFERS TO NON-U.S. PERSON AT ANY TIME. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a Non-U.S. Person (excluding QIBs):

          (i) The Common Depositary shall register any proposed transfer of Warrants to a Non-U.S. Person only (x) upon receipt of a certificate substantially in the form of Exhibit B-1 from the proposed transferor and
     (y) prior to February 19, 2000, if the proposed transferee has delivered to the Common Depositary and the Company a certificate substantially in the form of Exhibit B-2 hereto.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Warrant, upon receipt by the Warrant Agent and the Company of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Common Depositary's procedures, the Company shall execute and the Warrant Agent shall countersign Certificated Warrants in an amount equal to the number of Warrants represented by the Restricted Global Warrant to be transferred and the Common Depositary shall decrease the number of Warrants represented by the Restricted Global Warrant so transferred.

          (iii) After February 19, 2000, if the proposed transferee is an Agent Member, and the Warrants to be transferred are represented by Certificated Warrants, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Common Depositary's procedures, the Common Depositary shall reflect on its books and records the date and an increase in the amount of Warrants represented by the Regulation S Global Warrant in an amount equal to the amount of Warrants represented by the Certificated Warrants to be transferred, and the Common Depositary shall cancel the Certificated Warrants.

          (c) TRANSFERS TO ANY OTHER PERSON. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to any Person not specified in paragraphs (a) and (b) above (including any Institutional Accredited Investor which is not a QIB):

          (i) The Common Depositary shall register any proposed transfer of Warrants to any such Person if (x) the transferor has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-1 hereto and, if required by paragraph (d) thereof, an opinion of counsel to the effect set forth therein and (y) the proposed transferee has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-2 hereto and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Warrant or the Global DTC Warrant, upon receipt by the Warrant Agent and the Company of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Common Depositary's procedures, the Company shall execute and the Warrant Agent shall countersign Certificated Warrants in an amount equal to the number of Warrants represented by the Restricted Global Warrant or Global DTC Warrant to be transferred and the Common Depositary shall decrease the number of Warrants represented by the Restricted Global Warrant or Global DTC Warrant so transferred.

          (d) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Common Depositary shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Common Depositary shall deliver only Warrant Certificates that bear the Private Placement Legend unless there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and its Counsel and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (e) TRANSFERS OF INTERESTS IN THE LEGENDED OFFSHORE CERTIFICATED WARRANT AND THE LEGENDED REGULATION S GLOBAL WARRANT. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Offshore Certificated Warrants and the Regulation S Global Warrant, each bearing the Private Placement Legend:

          (i) The Common Depositary shall register the transfer of any Warrant
     (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Warrant Agent a certificate substantially in the form of Exhibit B-1 hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (ii) If the proposed transferee is an Agent Member, upon receipt by the Warrant Agent of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depositary's and the Common Depositary's procedures, the Common Depositary shall reflect on its books and records the date and an increase in the number of Warrants represented by the Restricted Global Warrant or Global DTC Warrant, in an amount equal to the number of Warrants represented by the such Regulation S Global Warrant or Offshore Certificated Warrant or to be transferred, and the Common Depositary shall decrease the number of Warrants represented by the such Regulation S Global Warrant or cancel the legended Offshore Certificated Warrant, as the case may be.

          (f) TRANSFERS OF INTERESTS IN THE UNLEGENDED REGULATION S GLOBAL WARRANT OR UNLEGENDED OFFSHORE CERTIFICATED WARRANTS. The Common Depositary shall register any transfer of interests in the unlegended Regulation S Global Warrant or unlegended Offshore Certificated Warrants, without requiring any additional certification.

          (g) GENERAL. (i) By its acceptance of any Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; PROVIDED that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          (ii) The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section 8.2 hereof or this
Section 8.3. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

          SECTION 8.4. SURRENDER OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article VIII in case of an exchange,
Article III hereof in case of the exercise of less than all the Warrants represented thereby or Article VI in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct in writing.


                                   ARTICLE IX

                                 WARRANT HOLDERS

          SECTION 9.1. WARRANT HOLDER DEEMED NOT A SHAREHOLDER. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such registered Holder, whether or not it shall have express or other notice thereof. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

          SECTION 9.2. RIGHT OF ACTION. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.

                                    ARTICLE X

                                    REMEDIES

          SECTION 10.1. DEFAULTS. It shall be deemed to be a "DEFAULT" with respect to the Company's (or its successor's) obligations under this Agreement if:

          (a) a Repurchase Event occurs and the Company (or its successor or an affiliate) shall fail to make a Repurchase Offer pursuant to Section 3.4 hereof; or

          (b) the Company (or its successor or an affiliate) shall fail to purchase the Warrants pursuant to the Repurchase Offer in accordance with the provisions of Section 3.4 hereof.

          SECTION 10.2. Omitted.

          SECTION 10.3. REMEDIES; NO WAIVER. Notwithstanding any other provision of this Warrant Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Warrant Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.


                                   ARTICLE XI

                                THE WARRANT AGENT

          SECTION 11.1. DUTIES AND LIABILITIES. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any Common Shares issued upon exercise of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of Common Shares deliverable upon exercise of any Warrant or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of Common Shares receivable by Holders upon the exercise of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from a Senior Officer of the Company and to apply to any such Senior Officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any Senior Officer; PROVIDED, HOWEVER, that, in its discretion, the Warrant Agent may, in lieu thereof, accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

          The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees; PROVIDED that reasonable care has been exercised with respect to the retention of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its reasonable satisfaction. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

          The Company will perform, execute, acknowledge and deliver or cause to be delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

          The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

          SECTION 11.2. RIGHT TO CONSULT COUNSEL. The Warrant Agent may at any time consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

          SECTION 11.3. COMPENSATION; INDEMNIFICATION. The Company agrees promptly to pay the Warrant Agent from time to time and in any case within 30 days of receipt of an invoice, compensation for its services hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse it upon its request for reasonable fees or expenses and reasonable counsel fees and expenses incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify the Warrant Agent which shall include for purposes of this Section 11.3 its directors, officers, agents or employees and save it harmless against any losses, liabilities or expenses (including the fees and expenses of its counsel) arising out of or in connection with the acceptance and administration of this Agreement and under the Warrant Registration Rights Agreement, including, without limitation, the reasonable costs and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence, bad faith or willful misconduct. The obligations of the Company under this Section 11.3 shall survive the exercise and the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent in respect of services or expenses incurred in connection with the Warrants or this Agreement.

          SECTION 11.4. NO RESTRICTIONS ON ACTIONS. Nothing in this Agreement shall be deemed to prevent the Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent from buying, selling or dealing in any of the Warrants or other securities of the Company or becoming pecuniarily interested in transactions in which the Company may be interested, or contracting with or lending money to the Company or otherwise acting as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          SECTION 11.5. DISCHARGE OR REMOVAL; REPLACEMENT WARRANT AGENT. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence, bad faith or willful misconduct), after giving one month's prior written notice to the Company. The Company may at any time remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall mail to each Holder of a Warrant, at the Company's expense, a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning or removed Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. After 30 days from receipt of, or giving, notice, as the case may be, and pending appointment of a successor to the original Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, PROVIDED that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property (including, without limitation, documents and recorded information), if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed by the successor Warrant Agent to each Holder of a Warrant. Failure to give any notice provided for in this Section 11.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be. No Warrant Agent hereunder shall be liable for any acts or omissions of any successor Warrant Agent.

          SECTION 11.6. SUCCESSOR WARRANT AGENT. Any corporation into which the Warrant Agent or any new warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to all or substantially all the corporate agency business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, PROVIDED that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 11.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.

                                   ARTICLE XII

                                  MISCELLANEOUS

          SECTION 12.1. MONIES DEPOSITED WITH THE WARRANT AGENT. The Warrant Agent shall not be required to pay interest on any monies deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any monies, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such monies, securities or other property shall have been deposited; but such monies, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any monies, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for one year after the date the monies, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its request therefor.

          SECTION 12.2. PAYMENT OF TAXES. Subject to Article VI hereof, all Common Shares purchasable upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of Luxembourg and the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than taxes on or measured by income imposed on any Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property purchasable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

          SECTION 12.3. NO MERGER, CONSOLIDATION OR SALE OF ASSETS OF THE COMPANY. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer all or substantially all of its property and assets to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, by supplemental agreement reasonably satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement or contained in the Warrants to be performed and observed by the Company.

          SECTION 12.4. REPORTS TO HOLDERS. At all times from and after the earlier of (i) the Registration with respect to the Notes and (ii) the date that is six months after the Closing Date, in either case, whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission to the extent then permitted by the Exchange Act and by the Commission, all such information on an appropriate available form as it would be required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act if it were a U.S. company and subject thereto, including information required by annual, quarterly or current reports whether or not required to be so filed. The Company shall supply the Warrant Agent and each Holder or shall supply to the Warrant Agent for forwarding to all such Holders, without cost to such Holders, copies of such reports and other information. The Warrant Agent's receipt of such reports and other information shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates). In addition, at all times prior to the earlier of the date of the Registration and the date that is six months after the Closing Date, the Company shall, at its cost, supply to the Warrant Agent, for forwarding to all Holders, without cost to such Holders, quarterly and annual reports substantially equivalent to those described above or which would otherwise be required by the Exchange Act, commencing with the report for the fiscal quarter ending immediately after the Closing Date; PROVIDED that the Company may deliver copies of the registration statement (including pre-effective amendments thereto) with respect to the exchange offer for the Notes to the extent it contains the information that would have been required in such reports. In addition, at all times prior to the Registration, upon the request of any such holder or any prospective purchaser of the Warrants designated by a Holder, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A.

          SECTION 12.5. NOTICES; PAYMENT. (a) Except as otherwise provided in
Section 12.5(b) hereof, any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

          To the Company:

          Carrier1 International S.A.
          L-8009, Strassen
          Route D'Arlon 3
          Luxembourg
          Telecopier No.: 011-352-451-452-408

          With a copy to:

          Carrier 1 International GmbH
          Militarstrasse 36
          CH-8004 Zurich
          Switzerland
          Telecopier No.:  011-41-1-297-2601
          Attention:  General Counsel

          To the Warrant Agent:

          The Chase Manhattan Bank
          450 West 33rd Street, 15th floor
          New York, NY 10001-2097
          Telecopier No.:  (212) 946-8177 or 8178
          Attention:  Corporate Trust Department

          To the Common Depositary:

          The Chase Manhattan Bank London branch
          Trinity Tower
          9 Thomas More Street
          London E1 9YT
          Telecopier No.: 011-44-1202-34-7945
          Attention: Capital Markets Fiduciary Services

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

          (b) Payment of the Exercise Price shall be made in accordance with the provisions of this Agreement at the office of the Warrant Agent set forth above.

          (c) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

          SECTION 12.6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

          SECTION 12.7. COUNTERPARTS. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

          SECTION 12.8. AMENDMENTS. The Warrant Agent may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; PROVIDED that in either case the Company determines in good faith that such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants. Any other amendment or supplement to this Agreement may be effected with the written consent of the Holders of a majority of the then outstanding Warrants. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding. Upon the Warrant Agent's request, the Company shall promptly provide an Officer's Certificate and Opinion of Counsel which provide all conditions precedent to adoption of an amendment that have been satisfied, which Opinion of Counsel may be subject to customary or otherwise appropriate assumptions and qualifications and may rely on such Officer's Certificate as to any matters of fact.

          SECTION 12.9. HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          SECTION 12.10. COMMON SHARES LEGEND. Unless and until the Common Shares purchasable upon the exercise of the Warrants are registered under the Securities Act, or unless otherwise agreed by the Company and the Holder thereof, (a) such Common Shares will bear a legend to the following effect:

     THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET

     FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE EXCEPT
     (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT AND REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) TO A PERSON OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT THAT, FOR ANY TRANSFER PRIOR TO FEBRUARY 19, 2000, FURNISHES TO THE TRANSFER AGENT AND REGISTRAR, PRIOR TO SUCH TRANSFER, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON
     SHARES REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE COMMON

     SHARES REPRESENTED BY THIS CERTIFICATE WITHIN THE TIME PERIOD
     REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET
     FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT AND REGISTRAR. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EACH OF THE TRANSFER AGENT AND REGISTRAR AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT AND REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          (b) Each Common Share transferred pursuant to Regulation S prior to February 19, 2000 will bear a legend to the following effect:

     HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

          SECTION 12.11. THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. By acquiring Warrants, each Holder agrees to be bound by the obligations of Holders generally as set forth herein and as such obligations may be applicable to such Holder.

          SECTION 12.12. TERMINATION. Except as otherwise specified herein, this Agreement shall terminate at 5:00 p.m. (New York City time) on the tenth anniversary of the Closing Date. Notwithstanding the foregoing, this Agreement shall terminate on any earlier date as of which all Warrants have been exercised.

          SECTION 12.13. METHOD OF PAYMENT. The U.S. dollar is the sole currency of account and payment for all sums payable by the Company or the Holders under or in connection with the Warrants, including damages.

          SECTION 12.14. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES; GOVERNING LAW. The Company (i) irrevocably designates and appoints CT Corporation System, 1633 Broadway, New York, NY 10019 (together with any successor, the "Authorized Agent") as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Warrants or this Agreement that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Warrant Agent, and represents and warrants that the Authorized Agent has accepted such designation and (ii) agrees that service of process upon the Authorized Agent and written notice of said service to the Company (mailed or delivered to its General Counsel at its executive office at Militarstrasse 36, CH-8004 Zurich, Switzerland) shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Authorized Agent in full force and effect so long as this Agreement shall be in full force and effect or any of the Warrants shall be outstanding.

          The Company irrevocably agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, the State of New York and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding and any claim of inconvenient forum, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Warrants, to the extent permitted by law.

          This Agreement shall be governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                         CARRIER1 INTERNATIONAL S.A.


                         By: /s/ Glenn M. Creamer
                            -------------------------------------
                            Name: Glenn M. Creamer
                            Title: Director



                         By: /s/ Carlos Colina
                            -------------------------------------
                            Name: Carlos Colina
                            Title: Authorized Officer


                         CARRIER ONE, L.L.C.
                         (solely with respect to the second paragraph of Article
                           VII)


                         By: /s/ Glenn M. Creamer
                            -------------------------------------
                            Name: Glenn M. Creamer
                            Title: Chairman

                         THE CHASE MANHATTAN BANK


                         By: /s/ William Potes
                            -------------------------------------
                            Name: William Potes
                            Title: Assistant Treasurer

                        FORM OF EURO WARRANT CERTIFICATE

                           CARRIER1 INTERNATIONAL S.A.

                                             CUSIP No.

No.

                     EURO WARRANTS TO PURCHASE COMMON SHARES

          This certifies that [_________________________], or its registered assigns, is the owner of ________________ Euro Warrants, each of which represents the right to purchase from CARRIER 1 INTERNATIONAL S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg (the "COMPANY"), after February 19, 2000 (or in connection with an initial public offering of equity securities of the Company), 7.53614 shares of the Common Stock, par value $2.00, of the Company (the "COMMON SHARES") at a per share exercise price (the "EXERCISE PRICE") equal to the greater of $2.00 and the minimum par value required by Luxembourg law (excluding any Luxembourg capital duty which is payable by the Company) (subject to adjustment as provided in the Warrant Agreement hereinafter referred to below), upon surrender hereof at the office of The Chase Manhattan Bank, or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "WARRANT AGENT"), with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company. At any time after one year after the Closing Date and on or before the Expiration Date (unless redeemed as described below), any outstanding Warrants may be exercised on any Business Day; PROVIDED that the Warrants will become exercisable in connection with the initial public offering of equity securities of the Company and PROVIDED FURTHER that the Warrant Registration Statement is, at the time of exercise, effective and available for the exercise of Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act. At any time within ten days of the Expiration Date, the Company may redeem (or cause an Affiliate of the Company to repurchase) all unexercised Warrants at a redemption or repurchase price of $0.01 per share.

          This Warrant Certificate is issued under and in accordance with a Euro Warrant Agreement dated as of February 19, 1999 (the "WARRANT AGREEMENT"), between the Company and The Chase Manhattan Bank, as Warrant Agent, and a Registration Rights Agreement dated as of February 12, 1999 (the "WARRANT REGISTRATION RIGHTS AGREEMENT"), between the Company and The Chase Manhattan Bank, as Warrant Agent, and is subject to the Articles of Incorporation of the Company and to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement and the Warrant Registration Rights Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement and the Warrant Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement and the Warrant Registration Rights Agreement contained in this Warrant Certificate is subject to and qualified in its entirety by express reference to the Warrant Agreement and the Warrant Registration Rights Agreement. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Warrant and the terms of the Warrant Agreement or the Warrant Registration Rights Agreement, the terms of the Warrant Agreement or the Warrant Registration Rights Agreement, as applicable, shall govern. All terms used in this Warrant Certificate that are defined in the Warrant Agreement and the Warrant Registration Rights Agreement shall have the meanings assigned to them in such agreements.

          Copies of the Warrant Agreement and the Warrant Registration Rights Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

          The Chase Manhattan Bank
          450 West 33rd Street, 15th floor
          New York, NY 10001-2097
          Telecopier No.:  (212) 946-8177 or 8178
          Attention:  Corporate Trust Department

          A "REPURCHASE EVENT," as defined in the Warrant Agreement, shall be deemed to occur on, any date when the Company (i) consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter purchasable upon exercise of the Warrants is not registered under the Exchange Act or (ii) sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter purchasable upon exercise of the Warrants is not registered under the Exchange Act; PROVIDED that in each case a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash.

          Following a Repurchase Event, the Company must make (or must cause an affiliate to make) an offer to repurchase for cash all outstanding Warrants (a "REPURCHASE OFFER") and Holders may, until the expiration date of such offer, surrender all or part of their Warrants for repurchase by the Company (or such affiliate).

          Warrants received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company (or such affiliate) at a price in cash (the "REPURCHASE PRICE") equal to the value on the Valuation Date relating thereto of the Common Shares and other securities or property which would have been delivered upon exercise of the Warrants had the Warrants been exercised, less the Exercise Price (regardless of whether the Warrants are then exercisable). The value of such Common Shares and other securities will be (i) if the Common Shares (or other securities) are registered under the Exchange Act, determined based upon the average of the closing sales prices (as determined pursuant to Section 3.4(d)(ii)(1) of the Warrant Agreement) of the Common Shares (or other securities) for the 20 consecutive trading days (or fewer, in certain cases) immediately preceding such Valuation Date or (ii) if the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

          The "VALUATION DATE," as defined in the Warrant Agreement, shall be deemed to occur on the date five Business Days prior to the date notice of the Repurchase Offer is first given.

          If the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person and the consideration received by holders of Common Shares consists solely of cash, the Holders of Warrants shall be entitled to receive payments or distributions as of the date of such event on an equal basis with, and on the same day as, holders of Common Shares (or other securities purchasable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less an amount equal to the Exercise Price). Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire.

          The number of Common Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of a Common Share (or other securities or property purchasable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

          As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

          Subject to Article VI and VII of the Warrant Agreement, all Common Shares purchasable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of Luxembourg and the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than taxes on or measured by income imposed on any Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property purchasable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

          Subject to the restrictions on and conditions to transfer set forth in
Article II and Article VIII of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such Registered Holder, whether or not it shall have express or other notice thereof.

          This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

          Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive any distributions, to exercise any pre-emptive right or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

          This Warrant Certificate shall be void and all rights evidenced hereby shall cease on February 19, 2009, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement (including Section 3.5 thereof).

          The Company (i) irrevocably designates and appoints CT Corporation System, 1633 Broadway, New York, NY 10019 (together with any successor, the "AUTHORIZED AGENT") as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Warrants or the Warrant Agreement that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws and (ii) agrees that service of process upon the Authorized Agent and written notice of said service to the Company (mailed or delivered to its General Counsel at its executive office at Militarstrasse 36, CH-8004 Zurich, Switzerland), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

          The Company irrevocably agrees that any legal suit, action or proceeding arising out of or relating to the Warrant Agreement and the Warrants and the transactions contemplated thereby may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, the State of New York and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding and any claim of inconvenient forum, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under the Warrant Agreement and the Warrants, to the extent permitted by law.

          The Warrant Agreement and the Warrants shall be governed by the laws of the State of New York.

          This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.



                              CARRIER1 INTERNATIONAL S.A.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:



                             [By:
                                 -------------------------------------
                                 Name:
                                 Title:]


Dated:


Countersigned:

THE CHASE MANHATTAN BANK,
  as Warrant Agent


By:
   -------------------------------
     Authorized Signatory

                   FORM OF REVERSE OF EURO WARRANT CERTIFICATE

                                SUBSCRIPTION FORM

               (To be executed only upon exercise of Euro Warrant)

To:   The Chase Manhattan Bank Capital Markets Fiduciary Services,
        as Warrant Agent
      450 West 33rd Street, 19th floor
      New York, NY 10001-2097
      Telecopier No.:  (212) 946-8177 or 8178
      Attention:  Corporate Trust Department

      with a copy to:

      The Chase Manhattan Bank London branch
      Trinity Tower
      9 Thomas More Street
      London E1 9YT
      Telecopier No.: 011-44-1202-34-7945
      Attention: Capital Markets Fiduciary Services


          The undersigned irrevocably exercises ________ of the Euro Warrants represented by this Warrant Certificate and herewith makes payment of $ _______ (such payment being in cash or by certified or official bank or bank cashier's check payable to the order or at the direction of Carrier1 International S.A. on the terms and conditions specified in this Warrant Certificate and in the Euro Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Shares, par value $2.00, of Carrier1 International S.A. (the "COMMON SHARES") deliverable upon the exercise of such Euro Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ONLY
            ON CERTIFICATED WARRANTS TRANSFERRED UNDER REGULATION S]

          The undersigned certifies that:

                                    CHECK ONE

              (a) (i) it is not a U.S. person (as defined in Rule 902 of Regulation S under the U.S. Securities Act of 1933, as amended) and the Euro Warrants are not being exercised on behalf of a U.S. person.

                                       OR

              (ii) it is furnishing to the Warrant Agent a written opinion of counsel to the effect that the Euro Warrants and the Common Shares purchasable upon exercise of the Euro Warrants have been registered under the U.S. Securities Act of 1933, as amended, or are exempt from registration thereunder.

and (b) if an opinion is not being furnished, the undersigned is located outside the United States at the time of the exercise hereof.


Dated:              -------------------------------
                    (Signature of Owner)

                    -------------------------------
                    (Street Address)

                    -------------------------------
                    (City)      (State)      (Zip Code)


                    Signature Guaranteed By:


                    -------------------------------


                    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                    FORM OF CERTIFICATE FOR REPURCHASE OFFER

                      (To be executed only upon repurchase
                 of Euro Warrant by Carrier1 International S.A.)

To:

          The undersigned, having received prior notice of the consideration for which CARRIER1 INTERNATIONAL S.A. will repurchase (or cause an affiliate to repurchase) the Euro Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by CARRIER1 INTERNATIONAL S.A. (or such affiliate) of the number of Euro Warrants specified below for the consideration set forth in such notice.

Dated:
                    -------------------------
                    (Number of Euro Warrants)


                    -------------------------
                    (Signature of Owner)


                    -------------------------
                    (Street Address)


                    -------------------------
                    (City)    (State)    (Zip Code)

                    Signature Guaranteed By:

                    -------------------------


                    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Euro Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                               FORM OF ASSIGNMENT

          In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Euro Warrants constituting a part of the Euro Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Euro Warrants set forth below:

Name(s) of Assignee(s):
                       -----------------------------
Address:
        --------------------------------------------
No. of Euro Warrants:
                     -------------------------------

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint ________________________ the undersigned's attorney to make such transfer on the books of __________________ maintained for the purposes, with full power of substitution in the premises.

          In connection with any transfer of Euro Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    CHECK ONE

     (a) these Euro Warrants are being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

     (b) these Euro Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Euro Warrant Agreement.

                                       OR

     (c) these Euro Warrants are being transferred pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Euro Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article VIII of the Euro Warrant Agreement shall have been satisfied.


Dated:
                    -------------------------
                    (Signature of Owner)


                    -------------------------
                    (Street Address)


                    -------------------------
                    (City)    (State)     (Zip Code)


                    Signature Guaranteed By:

                    -------------------------


                    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing the Euro Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Carrier1 International S.A. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      -------------------------

                                -----------------------------------------------
                                [NOTE:  To be executed by an executive officer]

                                                                     EXHIBIT B-1


                       FORM OF CERTIFICATE TO BE DELIVERED
                        BY TRANSFERORS IN CONNECTION WITH
                       TRANSFERS PURSUANT TO REGULATION S


                                                      [Date]

Carrier1 International S.A.
L-8009, Strassen
Route D'Arlon 3
Luxembourg
Telecopier No.: 011-352-451-452-408

Carrier1 International GmbH
Militarstrasse 36
CH-8004 Zurich
Switzerland
Telecopier No.:  011-41-1-297-2601
Attention:  General Counsel

The Chase Manhattan Bank
450 West 33rd Street, 15th floor
New York, NY 10001-2097
Telecopier No.:  (212) 946-8177 or 8178
Attention:  Corporate Trust Department

The Chase Manhattan Bank London branch
Trinity Tower
9 Thomas More Street
London E1 9YT
Telecopier No.: 011-44-1202-34-7945
Attention: Capital Markets Fiduciary Services


Re:  Euro Warrants (the "WARRANTS") to Purchase
     Common Shares of Carrier1 International S.A. (the "COMPANY")

Ladies and Gentlemen:

          In connection with our proposed sale of _______________ Warrants, we hereby certify that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          (1) the offer of the Warrants (and any Units of which they may form a part) was not made to a person in the United States and not to a U.S. Person (as defined in Regulation S under the Securities Act);

          (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

          (3) no directed selling efforts (as such term is defined in Rule 902(b) of Regulation S under the Securities Act) have been made by us, any of our affiliates or any persons acting on our behalf in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable; and

          (4) the transfer is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          The Warrant Agent and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                             Very truly yours,

                                             [Name of Transferor]

                                             By:
                                                -----------------------
                                                Authorized Signature


                                      B1-2

                                                                     EXHIBIT B-2

                            FORM OF CERTIFICATE TO BE
                   DELIVERED BY TRANSFEREES IN CONNECTION WITH
                       TRANSFERS PURSUANT TO REGULATION S



                                                     [Date]

Carrier1 International S.A.
L-8009, Strassen
Route D'Arlon 3
Luxembourg
Telecopier No.: 011-352-451-452-408

Carrier1 International GmbH
Militarstrasse 36
CH-8004 Zurich
Switzerland
Telecopier No.:  011-41-1-297-2601
Attention:  General Counsel

The Chase Manhattan Bank
450 West 33rd Street, 15th floor
New York, NY 10001-2097
Telecopier No.:  (212) 946-8177 or 8178
Attention:  Corporate Trust Department

The Chase Manhattan Bank London branch
Trinity Tower
9 Thomas More Street
London E1 9YT
Telecopier No.: 011-44-1202-34-7945
Attention: Capital Markets Fiduciary Services


Re:   Euro Warrants (the "WARRANTS") to Purchase
      Common Shares of Carrier1 International S.A. (the "COMPANY")

Dear Sirs:


                                      B2-1

          In connection with our proposed purchase of ___________ aggregate number of Warrants, we certify that:

          1. We understand that any subsequent transfer of the Warrants, any interest therein or the Common Shares purchasable upon exercise of any Warrant (the "WARRANT SHARES") is subject to certain restrictions and conditions set forth in the Euro Warrant Agreement dated as of February 19, 1999 relating to the Warrants (the "WARRANT AGREEMENT") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or Warrant Shares except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT").

          2. We understand that the Warrants represented by this Warrant Certificate have not been registered under the Securities Act, and accordingly may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S) except as set forth in the following sentence. We agree that if, within the time period referred to under Rule 144(k) of the Securities Act as in effect on the date of such transfer, we decide (for our self or for any account for which we are acting) to resell or otherwise transfer the Warrants or Warrant Shares, we will do so only (a) to the Company or any subsidiary thereof, (b) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (c) to an institutional accredited investor as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act that furnishes to the Warrant Agent, with respect to the Warrants, and to the Transfer Agent and Registrar, with respect to the Warrant Shares, and the Company, prior to such transfer, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants and the Warrant Shares (the form of which letter can be obtained from the Warrant Agent or the Transfer Agent and Registrar, as the case may be) and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (d) to a person outside the United States in an offshore transaction in compliance with Regulation S under the Securities Act that, for any transfer prior to February 19, 2000, furnishes to the Warrant Agent, the Transfer Agent and Registrar and the Company, prior to such transfer, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants and Warrant Shares represented by this Warrant Certificate (the form of which letter can be obtained from the Warrant Agent and the Transfer Agent and Registrar), (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (f) pursuant to an effective registration statement under the Securities Act. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect during such period, which legend may be removed after such period upon receipt of a certificate by Warrant Agent or Transfer Agent and Registrar (the form of which can be obtained from the Warrant Agent or Transfer Agent and Registrar, as the case may be);


                                      B2-2

          3. We are purchasing the Warrants for our own account or an account with respect to which we exercise sole investment discretion and that we and any such account are each a foreign purchaser that is outside the United States (or a foreign purchaser that is a dealer or other fiduciary), and that we and any such account are not a U.S. person (as defined in Regulation S) and we are not acquiring the Warrants the account or benefit of any U.S. person;

          4. We represent and agree that hedging transactions involving the Warrants and the Warrant Shares may not be conducted unless in compliance with the Securities Act and that, during the distribution compliance period (defined as one year after the date of the closing), the Warrants and the Warrant Shares will bear a legend to this effect, and that we will not engage in any such hedging transactions.

          5. We understand that, prior to February 19, 2000, Warrants sold pursuant to Regulation S under the Securities Act will be represented solely by certificated Warrants in registered form.

          6. We understand that the Company, the Warrant Agent or the Transfer Agent and Registrar, as the case may be, will refuse to register any transfer of Warrants or Warrant Shares not made in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

          7. We agree that we will deliver to each person to whom we transfer any of the Warrants and Warrant Shares notice of any restrictions on transfer of such securities.

          8. We understand that the Warrants and the Warrant Shares have not been registered under the Securities Act and that the Warrants may not be exercised unless registered under the Securities Act or an exemption from such registration is available and that we will be required to make certain representations to the Warrant Agent, the Transfer Agent and Registrar and the Company upon exercise of the Warrants. It further understands that the Warrants will bear a legend to the foregoing effect.

          9. If we are acquiring any Warrants or Warrant Shares as a fiduciary or agent for one or more investor accounts, we represent that we have sole investment discretion with respect to each such account and we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

          10. The transfer restrictions applicable to the Warrant and the provisions of this certificate are also applicable to any Unit of which this Warrant may form a part.


                                      B2-3

          The Warrant Agent and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. We agree to notify the Warrant Agent promptly if any of our representations herein ceases to be accurate and complete.


                                           Very truly yours,

                                           [Name of Transferee]


                                           By:
                                              --------------------------------
                                              Authorized Signature



































                                      B2-4

                                                                     EXHIBIT C-1


                            FORM OF CERTIFICATE TO BE
                   DELIVERED BY TRANSFERORS IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

                                     [Date]

Carrier1 International S.A.
L-8009, Strassen
Route D'Arlon 3
Luxembourg
Telecopier No.: 011-352-451-452-408

Carrier1 International GmbH
Militarstrasse 36
CH-8004 Zurich
Switzerland
Telecopier No.:  011-41-1-297-2601
Attention:  General Counsel

The Chase Manhattan Bank
450 West 33rd Street, 15th floor
New York, NY 10001-2097
Telecopier No.:  (212) 946-8177 or 8178
Attention:  Corporate Trust Department

The Chase Manhattan Bank London branch
Trinity Tower
9 Thomas More Street
London E1 9YT
Telecopier No.: 011-44-1202-34-7945
Attention: Capital Markets Fiduciary Services


Re:   Euro Warrants (the "WARRANTS") to Purchase
      Common Shares of Carrier1 International S.A. (the "COMPANY")

Ladies and Gentlemen:

          We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Warrants or interests therein transferred pursuant to and

                                      C1-1
in accordance with the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and accordingly we hereby further certify that (check one):

     (a) such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

     (b) such transfer is being effected to the Company or a subsidiary thereof;

                                       or

     (c) such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

     (d) such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 thereunder, and we hereby further certify that such transfer complies with the transfer restrictions applicable to the Warrants or interests therein transferred to institutional accredited investors as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act and in accordance with the requirements of the exemption claimed, which certification is supported by an opinion of counsel provided by us or the transferee (a copy of which we have attached to this certification), to the effect that such transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrants or interests therein will be subject to the restrictions on transfer enumerated in the private placement legend printed on the Certificated Warrant and in the Euro Warrant Agreement and the Securities Act.


                                     Very truly yours,

                                     [Name of Transferor]


                                     By:
                                        -----------------------------------
                                        Authorized Signatory





                                      C1-2

                                                                     EXHIBIT C-2

                            FORM OF CERTIFICATE TO BE
                   DELIVERED BY TRANSFEREES IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS


                                                        [Date]

Carrier1 International S.A.
L-8009, Strassen
Route D'Arlon 3
Luxembourg
Telecopier No.: 011-352-451-452-408

Carrier1 International GmbH
Militarstrasse 36
CH-8004 Zurich
Switzerland
Telecopier No.:  011-41-1-297-2601
Attention:  General Counsel

The Chase Manhattan Bank
450 West 33rd Street, 15th floor
New York, NY 10001-2097
Telecopier No.:  (212) 946-8177 or 8178
Attention:  Corporate Trust Department

The Chase Manhattan Bank London branch
Trinity Tower
9 Thomas More Street
London E1 9YT
Telecopier No.: 011-44-1202-34-7945
Attention: Capital Markets Fiduciary Services


Re:   Euro Warrants (the "WARRANTS") to Purchase
      Common Shares of Carrier1 International S.A. (the "COMPANY")

Dear Sirs:

          In connection with our proposed purchase of ___________ aggregate number of Warrants, we certify that:







                                      C2-1

          1. We understand that any subsequent transfer of the Warrants, any interest therein or the Common Shares purchasable upon exercise of any Warrant (the "WARRANT SHARES") is subject to certain restrictions and conditions set forth in the Euro Warrant Agreement dated as of February 19, 1999 relating to the Warrants (the "WARRANT AGREEMENT") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or Warrant Shares except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT").

          2. We understand that the Warrants and the Warrant Shares have not been registered under the Securities Act, and that the Warrants and the Warrant Shares may not be offered or sold except as set forth in the following sentence. We agree that if, within the time period referred to under Rule 144(k) of the Securities Act as in effect on the date of such transfer, we decide (for our self or for any account for which we are acting) to resell or otherwise transfer the Warrants or Warrant Shares, we will do so only (a) to the Company or any subsidiary thereof, (b) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (c) to an institutional accredited investor as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act that furnishes to the Warrant Agent, with respect to the Warrants, and to the Transfer Agent and Registrar, with respect to the Warrant Shares, and the Company, prior to such transfer, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants and the Warrant Shares (the form of which letter can be obtained from the Warrant Agent or the Transfer Agent and Registrar, as the case may be) and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (d) to a person outside the United States in an offshore transaction in compliance with Regulation S under the Securities Act that, for any transfer prior to February 19, 2000, furnishes to the Warrant Agent, the Transfer Agent and Registrar and the Company, prior to such transfer, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants and Warrant Shares represented by this Warrant Certificate (the form of which letter can be obtained from the Warrant Agent and the Transfer Agent and Registrar), (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (f) pursuant to an effective registration statement under the Securities Act. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect during such period, which legend may be removed after such period upon receipt of a certificate by the Warrant Agent or Transfer Agent and Registrar (the form of which can be obtained from the Warrant Agent or Transfer Agent and Registrar, as the case may be);

          3. We understand that, on any proposed resale of any Warrants, we will be required to furnish to the Warrant Agent and the Company such certifications, legal opinions and other information as the Warrant Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

                                      C2-2

          4. We are an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period of time.

          5. We are acquiring the Warrants purchased by us for our own account or for one or more accounts (each of which is an institutional accredited investor) as to each of which we exercise sole investment discretion.

          6. The transfer restrictions applicable to the Warrant and the provisions of this certificate are also applicable to any Unit of which this Warrant may form a part.

          The Warrant Agent and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,

                                    [Name of Transferee]


                                    By:
                                       ---------------------------------
                                       Authorized Signature




                                      C2-3

                                   APPENDIX A

LIST OF FINANCIAL EXPERTS

BT Alex. Brown Incorporated
Bear, Stearns & Co., Inc.
Warburg Dillon Read LLC
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Lehman Brothers Inc.
Chase Securities Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.